UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2009

FRANKLIN FINANCIAL SERVICES CORPORATION
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-12126	25-1440803
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Main Street, Chambersburg, PA	17201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 264-6116

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The news release of Franklin Financial Services Corporation, dated January 8, 2009 and attached as Exhibit 99.1, announces the retirement of H. Huber McCleary from the Board of Directors of Franklin Financial Services Corporation and its wholly-owned subsidiary, Farmers and Merchants Trust Company of Chambersburg, effective as of the close of business on December 31, 2008, having reached the mandatory retirement age of 70.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Number	Description
99 .1	Press Release, dated January 8, 2009 of Franklin Financial Services Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.
William E. Snell, Jr., President
and Chief Executive Officer

Dated: January 8, 2009